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Exhibit 12.1
CERTIFICATION
I, Daniel Johannes Pretorius, certify that:
1)

I have reviewed this Annual Report on Form 20-F of DRDGOLD Limited.
2)

Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were made,
not misleading with respect to the period covered by this Annual Report.
3)

Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly
present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the
periods presented in this Annual Report.
4)

The Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))

and internal control over financial reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company

and have:
a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
under our supervision, to ensure that material information relating to the

Company, including its consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual
Report is being prepared;
b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and
the preparation of financial statements for external purposes in accordance with generally accepted accounting
principles;

c)

Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this Annual
Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period
covered by this Annual Report based on such evaluation; and
d)

Disclosed in this Annual Report any change in the Company's internal control over financial reporting that occurred
during the period covered by this Annual Report that has materially affected,

or is reasonably likely to materially
affect, the Company's internal control over financial reporting.
5)

The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons
performing the equivalent functions):
a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and
report financial information; and
b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the
Company's internal control over financial reporting.
Date:

October 28, 2021
/s/ Daniel Johannes Pretorius
Daniel Johannes Pretorius
Chief Executive Officer